SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                           ---------------------------


                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                           CrossZ Software Corporation
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             (Exact Name of Registrant as Specified in Its Charter)


             Delaware                                         94-3087939
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(State of Incorporation or Organization)    (I.R.S. Employer Identification no.)


60 Charles Lindbergh Boulevard, Uniondale, New York            11553
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(Address of Principal Executive Offices)                    (Zip Code)

If this form relates to the  registration  of a class of securities  pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. /X/

If this form relates to the  registration  of a class of securities  pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. / /


Securities   Act   registration   statement  file  number  to  which  this  form
relates:333-34667
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Securities to be registered pursuant to Section 12(b) of the Act:



    Title of each class                         Name of Each Exchange on Which
    to be so registered                         Each Class is to be Registered
-----------------------------                 ----------------------------------

Common Stock, $.001 par value                         Nasdaq SmallCap Market
                                                  and the Boston Stock Exchange


Securities to be registered pursuant to Section 12(g) of the Act:
None.

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                                (Title of Class)


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                                (Title of Class)

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

    The description of the Registrant's Common Stock is contained in the Registrant's Registration Statement on Form SB-2 (Registration No. 333-34667) under the heading "Description of Securities", which has been filed with the Securities and Exchange Commission, and which description is herein incorporated by reference.

ITEM 2.  EXHIBITS.

         3.1      Registrant's Restated Certificate of Incorporation.1

         3.2      Bylaws of the Registrant, as amended.1

         4.1      Specimen Common Stock Certificate of the Registrant.1





-----------------

    1Incorporated by reference and filed by amendment to the exhibit of the same number contained in the Registrant's Registration Statement (the "Registration Statement") on Form SB-2 (File No. 333-34667, and exhibits thereto, filed with the Securities and Exchange Commission on August 29, 1997, as amended.)


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


                                    SIGNATURE

                  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Dated:  November 7, 1997        CROSSZ SOFTWARE CORPORATION



                                By:    /s/ Daniel M. Pess
                                      ---------------------------------------
                                      Name:  Daniel M. Pess
                                      Title: Senior Vice President of Finance
                                             and Administration



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